Supplement to the
Fidelity® Select Portfolios®
April 28, 2007
Prospectus

The following information replaces the biographical information for Constuction and Housing found in the "Fund Management" section on page 69.

Daniel Kelley is manager of Construction and Housing, which he has managed since May 2007. Since joining Fidelity Investments in 2005, he has worked as an equity research analyst. Mr. Kelley was an associate in the Institutional Equities Division for Morgan Stanley from 2004 until 2005. From 2001 until 2004, he worked as a financial analyst, and later as an associate in the Equities Division for Goldman Sachs & Co.

SEL-07-04 May 24, 2007
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